[LOGO]
                                                345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281
The Brazil Fund, Inc.
                                                                   June 19, 1998

To the Stockholders:

     The Annual Meeting of Stockholders of The Brazil Fund, Inc. (the "Fund") is to be held at 10:00 a.m., Eastern time, on Tuesday, July 28, 1998 at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy are enclosed.

     At the Annual Meeting the stockholders will elect three Directors and consider the ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,


/s/Nicholas Bratt                                          /s/Juris Padegs
Nicholas Bratt                                             Juris Padegs
President                                                  Chairman of the Board

--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                              THE BRAZIL FUND, INC.
                    Notice of Annual Meeting of Stockholders

To the Stockholders of

The Brazil Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The Brazil Fund, Inc. (the "Fund"), has been called to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 28, 1998 at 10:00 a.m., Eastern time, for the following purposes:

     (1) To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

     (2) To ratify or reject the action taken by the Board of Directors in selecting Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending December 31, 1998.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on June 12, 1998 are entitled to vote at the meeting and any adjournments thereof.


                                             By order of the Board of Directors,
                                             Thomas F. McDonough, Secretary
June 19, 1998


--------------------------------------------------------------------------------
IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Brazil Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 28, 1998 at 10:00 a.m., Eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about June 19, 1998, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a majority of shares voting at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on June 12, 1998 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 16,315,154 shares of common stock outstanding on the Record Date.

     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended December 31, 1997, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                            (1) ELECTION OF DIRECTORS

     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of the three nominees listed below as Directors of the Fund to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees


     The following table sets forth certain information concerning each of the three nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class III
---------

Nominees to serve until 2001 Annual Meeting of Stockholders:

                           Present Office with the Fund, if                        Shares
                             any; Principal Occupation or       Year First      Beneficially        Percent
                             Employment and Directorships        Become a         Owned on            of
       Name (Age)              in Publicly Held Companies        Director     March 31, 1998(1)      Class
       ----------              ---------------------------       --------     -----------------      -----

 Juris Padegs (66)*#       Chairman of the Board; Advisory           1987            2,484           less than
                           Managing Director of Scudder Kemper                                       1/4 of 1%
                           Investments,  Inc. Mr. Padegs serves
                           on the boards of certain other funds
                           managed by Scudder Kemper.

 Ronaldo A. da Frota       Director and Chief Executive Officer,     1987            4,017          less than
  Nogueira (59)            IMF Editora Ltda. (financial publisher).                                  1/4 of 1%
                           Mr. Nogueira serves on the boards of
                           certain other funds managed by Scudder
                           Kemper.

 Harold Williams (70)      President Emeritus, J. Paul Getty Trust   1997               --               --
                           (charitable institution) (1998-Present);
                           President and Chief Executive Officer,  J.
                           Paul Getty Trust (1981-1998);  Director,
                           California Endowment;  Director, Sun-
                           America (insurance company);  Director,
                           Public Policy Institute;  Co-Chair,
                           California  Citizens Commission on Higher
                           Education;  Of Counsel,  Skadden,  Arps,
                           Slate,  Meagher & Flom (law firm).



Information Concerning Continuing Directors

     The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of the Class I and II Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes.

Class I
-------

Directors to serve until 1999 Annual Meeting of Stockholders:

                           Present Office with the Fund, if                        Shares
                             any; Principal Occupation or       Year First      Beneficially        Percent
                             Employment and Directorships        Become a         Owned on            of
       Name (Age)              in Publicly Held Companies        Director     March 31, 1998(1)      Class
       ----------              ---------------------------       --------     -----------------      -----

 Edgar R. Fiedler (69)*+   Senior Fellow and Economic Counselor,   1987             9,560           less than
                           The Conference  Board, Inc.;  Director:                                  1/4 of 1%
                           The Stanley Works (manufacturer of
                           tools  and  hardware), Zurich American
                           Insurance Company (insurance company)
                           (until  1997),  Harris Insight Funds,
                           PEG Capital Management, Inc.
                           (investment advisers) and  Emerging
                           Mexico Fund. Mr. Fiedler serves on
                           the  boards of certain other funds
                           managed  by Scudder Kemper.

 William H. Luers (69)     President, the Metropolitan Museum      1997              --               --
                           of Art; Director: IDEX Corporation
                           (liquid handling equipment manufacturer),
                           Wickes Lumber Company (building
                           materials), StoryFirst Communications,
                           Inc. (owns television and radio
                           stations in Russia and Ukraine), Transco
                           Energy Company (natural gas transmission
                           company) (until 1995) and the Discount
                           Corporation of New  York (bond
                           trading)(until 1993). Mr. Luers
                           serves on the boards of  certain
                           other funds managed by Scudder Kemper.

 Roberto Teixera da        Vice Chairman, Banco-Sul America;       1993               --               --
    Costa (63)             Chairman, CEAL (Latin American
                           Businessmen Council), and Director
                           of five Brazilian  listed  and
                           unlisted companies.


Class II
--------

Directors to serve until 2000 Annual Meeting of Stockholders:

                           Present Office with the Fund, if                        Shares
                             any; Principal Occupation or       Year First      Beneficially        Percent
                             Employment and Directorships        Become a         Owned on            of
       Name (Age)              in Publicly Held Companies        Director     March 31, 1998(1)      Class
       ----------              ---------------------------       --------     -----------------      -----

 Kenneth C. Froewiss       Visiting  Professor of Finance,         1997               --               --
     (52)                  Stern School of Business,  New York
                           University; Managing Director,
                           J.P. Morgan (investment banking
                           firm) (until 1996).

 Wilson Nolen (71)         Consultant; Trustee, Cultural           1987             23,960           less than
                           Institutions Retirement Fund,                                             1/4 of 1%
                           Inc., New York Botanical Garden,
                           Skowhegan School of Painting &
                           Sculpture; Director, Ecohealth,
                           Inc. (biotechnology company)
                           (until 1996). Mr. Nolen serves
                           on the  boards of certain other
                           funds managed by Scudder Kemper.

 All Directors and Officers as a group                                             43,582 (2)          .27%

* Directors considered by the Fund and its counsel to be "interested persons" [which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended, (the "1940 Act")] of the Fund or of the Fund's investment manager, Scudder Kemper Investments, Inc. Mr. Padegs is deemed to be an interested person because of his affiliation with the Fund's investment manager, Scudder Kemper Investments, Inc., or because he is an Officer of the Fund or both. Although Mr. Fiedler is currently not an "interested person," he may be deemed to be so in the future by the Securities and Exchange Commission because of his prior service as a director of Zurich American Insurance Company, a subsidiary of Zurich. Mr. Fiedler resigned from that position in July 1997 and has had no further affiliation with Zurich or any of its subsidiaries since that date.

+ Messrs. Fiedler and Padegs are members of the Executive Committee of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2) The total for the group includes 276 shares held with sole investment and voting power and 43,306 shares held with shared investment and voting power.

     In 1996, Robert Strougo, alleging that he is a shareholder of the Fund, brought suit in the United States District Court for the Southern District of New York, purporting to bring claims on behalf of the Fund as well as on behalf of an alleged class of similarly situated shareholders, against the then-directors of the Fund (Messrs. Padegs, Bratt, Fiedler, Teixeira da Costa, Nogueira, Nolen and Villani, referred to herein as the "Director Defendants") and against Scudder, Stevens & Clark, Inc. ("Scudder"). The complaint alleges among other things that the Director Defendants breached their fiduciary duties to the Fund in 1995 by approving a rights offering in which the Fund issued transferable rights to its shareholders, entitling them to acquire shares at a discount from the then-current market price. The complaint seeks, among other things, declaratory relief and damages against the Director Defendants in favor of the Fund. The District Court in May 1996 dismissed the class action claims, and dismissed the claims on behalf of the Fund against Mr. da Costa, but denied defendants' motions to dismiss the claims on behalf of the Fund as to the other Director Defendants and Scudder.

     In May of 1997  the  Directors  of the  Fund  voted  to  create  a  Special
Litigation Committee ("SLC") for the purpose of investigating Strougo's purported derivative claims. The Directors elected Mr. Teixeira da Costa to the SLC. The Directors also elected Kenneth C. Froewiss to the Board of Directors, and Mr. Teixeira da Costa appointed Mr. Froewiss to the SLC.

     Following the completion of its investigation, on December 7, 1997 the SLC (on behalf of the Fund) moved for dismissal and in the alternative for summary judgment, submitting with its motion a report concluding that plaintiff's claims are without merit. The Court has postponed decision on the SLC's motion pending completion of certain discovery.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act, as applied to a fund, require the fund's officers, directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended December 31, 1997, all filing requirements applicable to its reporting persons were complied with.

     According to filings with the SEC on Schedule 13G made in August 1997, Newgate Management Associates, George Foot and Sonia Rosenbaum, 80 Field Point Road, Greenwich, Connecticut 06830 reported beneficial ownership of 1,377,958 shares, or 8.5% of the Fund's outstanding shares. According to filings with the SEC on Schedule 13G made in February 1998, President and Fellows of Harvard College, c/o Harvard Management Company, Inc., 600 Atlantic Avenue, Boston, Massachusetts 02110 reported beneficial ownership of 937,400 shares, or 5.8% of the Fund's outstanding shares; and OTR nominee for The State Teachers Retirement Board of Ohio, 275 East Broad Street, Columbus, Ohio 43215 reported beneficial ownership of 1,288,400 shares, or 7.9% of the Fund's outstanding shares.

     Except as noted above, to the best of the Fund's knowledge, as of March 31, 1998 no other person owned beneficially more than 5% of the Fund's outstanding stock.

Committees of the Board--Board Meetings

     The Board of Directors of the Fund met seven times during the fiscal year ended December 31, 1997.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of Scudder Kemper ("Noninterested Directors") as defined in the 1940 Act, which last met on February 24, 1998. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Committee on Independent Directors

     The Board has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee last met on February 24, 1998 to consider and nominate the nominees set forth above.

Executive Officers

     In addition to Mr. Padegs, a Director who is also an Officer of the Fund, the following persons are Executive Officers of the Fund:

                                           Present Office with the Fund;                Year First Became
          Name (Age)                  Principal Occupation or Employment (1)             an Officer (2)
          ----------                  --------------------------------------             --------------

 Nicholas Bratt (50)          President; Managing Director of Scudder Kemper                   1987
                              Investments, Inc.

 Edmund B. Games, Jr. (60)    Vice President; Managing Director of Scudder Kemper              1987
                              Investments, Inc.

 Bruce H. Goldfarb (33)       Vice President and Assistant Secretary; Vice President           1997
                              of Scudder Kemper Investments, Inc. since February 1997;
                              previously practiced law with the law firm of Cravath,
                              Swaine & Moore.

 Judith A. Hannaway (43)      Vice President; Vice President of Scudder Kemper                 1997
                              Investments, Inc. since February 1995; previously a
                              Senior Vice President in the Investment Banking Group of
                              Kidder Peabody & Company.

 Jerard K. Hartman (65)       Vice President; Managing Director of Scudder Kemper              1987
                              Investments, Inc.

 John R. Hebble (40)          Assistant Treasurer; Senior Vice President of Scudder            1998
                              Kemper Investments, Inc.


                                           Present Office with the Fund;                Year First Became
          Name (Age)                  Principal Occupation or Employment (1)             an Officer (2)
          ----------                  --------------------------------------             --------------

 Thomas F. McDonough (51)     Vice President, Treasurer and Secretary; Senior Vice             1987
                              President of Scudder Kemper Investments, Inc.

 Caroline Pearson (36)        Assistant Secretary; Vice President of Scudder Kemper            1998
                              Investments, Inc. since September 1997; previously
                              practiced law with the law firm of Dechert Price &
                              Rhoads.

 Kathryn L. Quirk (45)        Vice President and Assistant Secretary; Managing                 1987
                              Director of Scudder Kemper Investments, Inc.

 Paul H. Rogers (42)          Vice President; Vice President of Scudder Kemper since           1998
                              April 1994; previously a Vice President with Chemical
                              Bank N.A.

(1) Unless otherwise stated, all Executive Officers have been associated with Scudder Kemper for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder Kemper was $158,692, including expenses, for the fiscal year ended December 31, 1997. Each such unaffiliated Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000, except for Mr. Nogueira and Mr. da Costa who as Resident Brazilian Directors receive an annual fee of $12,000. Each Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Scudder Kemper supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm (see "Investment Manager"), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance of Board of Directors and committee meetings.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund and Scudder.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund, Scudder, plus compensation received from all funds managed by Scudder Kemper for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                               Compensation Table
                      for the year ended December 31, 1997

--------------------------------------------------------------------------------------------------------------
          (1)                       (2)                    (3)           (4)                  (5)
                                                       Pension or                 Aggregate Compensation as
                                                       Retirement     Estimated   a Director/Trustee of the
                        Aggregate Compensation as a     Benefits       Annual       Fund and Other Scudder
                            Director of the Fund       Accrued As     Benefits                Funds
    Name of Person,       Paid by          Paid by    Part of Fund      Upon         Paid by       Paid by
       Position            Fund           Scudder**     Expenses     Retirement       Funds       Scudder**
 --------------------------------------------------------------------------------------------------------------
 Roberto Teixeira da      $43,125         $1,000           N/A           N/A        $43,125        $1,000
 Costa, Director                                                                    (1 fund)

 Edgar R. Fiedler,        $14,500         $1,000           N/A           N/A        $269,333*      $11,850
 Director                                                                           (31 funds#)

 Kenneth C. Froewiss,     $30,886         $1,000           N/A           N/A        $30,886        $1,000
 Director                                                                           (1 fund)

 William H. Luers,        $1,810          $0               N/A           N/A        $117,729       $16,350
 Director                                                                           (20 funds#)

 Ronaldo A. da Frota      $18,125         $1,000           N/A           N/A        $49,234        $3,250
 Nogueira, Director                                                                 (4 funds)

 Wilson Nolen,            $14,000         $1,000           N/A           N/A        $189,548       $25,300
 Director                                                                           (21 funds)

 Harold Williams,         $1,810          $0               N/A           N/A        $1,810         $0
 Director                                                                           (1 fund)

* For 1997, Mr. Fiedler's total includes a payout of $202,580 from a deferred compensation program for serving on the Board of Scudder Institutional Fund, Inc., which had three portfolios that ceased operations in 1997 and $2,307 of deferred compensation from one portfolio of that fund and $18,883 accrued in a deferred compensation program for serving on the Board of Scudder Fund, Inc., which had three active portfolios during 1997.

** During 1997 Scudder, Stevens & Clark, Inc. ("Scudder") voluntarily agreed to pay the fees and expenses of Directors relating to special meetings held for the purpose of considering the proposed alliance between Scudder and Zurich Insurance Company, which was consummated on December 31, 1997.

# This does not include membership on the Boards of funds which commenced operations in 1998.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

     (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held July 29, 1997, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 1998. Price Waterhouse LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders and management.

     The Fund's financial statements for the fiscal year ended December 31, 1997 were audited by Price Waterhouse LLP.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of Price Waterhouse LLP as independent accountants.

Investment Manager

     The Investment Manager is a Delaware corporation. Rolf Hueppi* is the Chairman of the Board and Director, Edmond D. Villani# is the President, Chief Executive Officer and Director, Stephen R. Beckwith# is the Treasurer and Chief Financial Officer, Kathryn L. Quirk# is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong# is a Corporate Vice President and
Director, Cornelia M. Small# is a Corporate Vice President and Director, Laurence Cheng* is a Director, Steven Gluckstern* is a Director and Marcus Rohrbasser* is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, and Cornelia
M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Hueppi, Laurence Cheng, Steven Gluckstern and Marcus Rohrbasser is serving as an officer of Zurich Insurance Company ("Zurich").

------------------------

*    Mythenquai 2, Zurich, Switzerland

#    345 Park Avenue, New York, New York

     The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH") a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Trust"); and 9.66% by the Trust. There are no outstanding non-voting securities of the Investment Manager.

     In connection with a transaction effective December 31, 1997, pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash and the businesses of Scudder and Zurich's subsidiary, Zurich Kemper Investments, Inc., were combined to form Scudder Kemper, Mr. Padegs sold 92.6% of his holdings in Scudder to Zurich for cash.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder Kemper may place such transactions with brokers and dealers that sell shares of funds advised by Scudder Kemper. Allocation of portfolio transactions is supervised by Scudder Kemper.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment thereof in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by Officers of the Fund or personnel of Scudder. The Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of their services is estimated at $3,500. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Shareholder Communications Corporation, in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by July 28, 1998, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Any proposal by a stockholder of the Fund intended to be presented at the 1999 meeting of stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder Kemper Investments, Inc. at 345 Park Avenue, New York, New York 10154, not later than February 19, 1999.

By order of the Board of Directors,

Thomas F. McDonough
Secretary

345 Park Avenue
New York, New York 10154

June 19, 1998

PROXY                          THE BRAZIL FUND, INC.                       PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 Annual Meeting of Stockholders?--July 28, 1998

     The undersigned hereby appoints Edgar R. Fiedler, Wilson Nolen and Juris Padegs and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of The Brazil Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Brazil Fund, Inc. to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 28, 1998 at 10:00 a.m., Eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

1. The election of Directors;

          FOR all nominees listed below                                         WITHHOLD AUTHORITY
          (except as marked to the contrary below)  []                          to vote for all nominees listed below  []

Nominees: Class III: Juris Padegs, Ronaldo A. da Frota Nogueira and Harold Williams.

(INSTRUCTION  To withhold  authority to vote for any  individual  nominee,  write that  nominee's name on the space provided below.)

               ---------------------------------------------------

2.   Ratification of the selection of Price Waterhouse LLP as independent            FOR []     AGAINST []     ABSTAIN []
     accountants.



     The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.


                                                                                Please sign exactly as your name or names appear.
                                                                                When signing as attorney, executor, administrator,
                                                                                trustee or guardian, please give your full title
                                                                                as such.


                                                                                ____________________________________________________
                                                                                             (Signature of Stockholder)


                                                                                ____________________________________________________
                                                                                         (Signature of joint owner, if any)


                                                                                Date__________________________________________, 1998


                                        PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                                                       NO POSTAGE IS REQUIRED